UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2014

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia		31901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective on May 28, 2014, upon approval by the stockholders at the 2014 Annual Meeting of Stockholders of Carmike Cinemas, Inc. (the “Company”), the Company adopted the Carmike Cinemas, Inc. 2014 Incentive Stock Plan (the “Plan”). A description of the material terms of the Plan are set forth under the heading “Description of 2014 Incentive Stock Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on April 18, 2014, which description is hereby incorporated into this Item 5.02(e) by reference. The text of the Plan is set forth in Appendix A to the Company’s proxy statement, which text is hereby incorporated into this Item 5.02(e) by reference. The Plan, as amended and restated, is also incorporated by reference in Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 28, 2014, Carmike Cinemas, Inc. (the “Company”) held its annual meeting of stockholders. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.

Proposal One: Votes regarding the election of eight directors to serve for the ensuing year or until their successors are duly elected and have qualified were as follows:

Name	For	Withheld	Broker Non-Votes
Mark R. Bell	19,165,465	263,444	1,015,919
Jeffrey W. Berkman	19,165,154	263,755	1,015,919
Sean T. Erwin	19,165,465	263,444	1,015,919
James A. Fleming	19,165,465	263,444	1,015,919
Alan J. Hirschfield	19,107,001	321,908	1,015,919
S. David Passman III	19,148,830	280,079	1,015,919
Roland C. Smith	19,100,865	328,044	1,015,919
Patricia A. Wilson	19,165,465	263,444	1,015,919

Proposal Two: Votes on a proposal to amend the Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 35 million to 52.5 million shares were as follows:

For	Against	Abstentions	Broker Non-Votes
19,974,267	420,901	2,632	47,028

Proposal Three: Votes on a proposal to approve the adoption of the Carmike Cinemas, Inc. 2014 Incentive Stock Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
18,898,650	358,952	171,307	1,015,919

Proposal Four: Votes on a proposal to approve the adoption of the Carmike Cinemas, Inc. 2014 Employee Stock Purchase Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
19,246,879	172,156	9,874	1,015,919

Proposal Five: Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2014 were as follows:

For	Against	Abstentions	Broker Non-Votes
19,819,730	332,814	292,284	N/A

Proposal Six: Votes on the advisory vote to approve executive compensation were as follows:

For	Against	Abstentions	Broker Non-Votes
18,643,748	658,397	164,293	978,390

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Carmike Cinemas, Inc. 2014 Incentive Stock Plan, as amended and restated, approved by the stockholders on May 28, 2014, filed as Appendix A to Carmike’s proxy statement filed on April 18, 2014, and incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: June 3, 2014	By:	/s/ Richard B. Hare
Richard B. Hare
Senior Vice President—Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Carmike Cinemas, Inc. 2014 Incentive Stock Plan, as amended and restated, approved by the stockholders on May 28, 2014, filed as Appendix A to Carmike’s proxy statement filed on April 18, 2014, and incorporated herein by reference.